As filed with the Securities and Exchange Commission on May 8, 2001
================================================================================
                                                Registration No. 333-_________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------
                                    Form S-8
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933
                             -----------------------

     New York                       Corning, New York         14831              16-0393470
(State or other jurisdiction of    (Address of principal    (Zip Code)        (I.R.S. Employer
incorporation or organization)       executive offices)                       Identification No.)


                             1989 STOCK OPTION PLAN
                             1994 STOCK OPTION PLAN
                             1998 STOCK OPTION PLAN
                             1998 INCENTIVE STOCK PLAN
                             2000 STOCK OPTION PLAN
                             2000 INCENTIVE STOCK PLAN
                             (Full title of the plans)

                            -------------------------

                                William D. Eggers
                    Senior Vice President and General Counsel
                              Corning Incorporated
                             Corning, New York 14831
                                 (607) 974-5656
            (Name, address and telephone number of agent for service)
                            ------------------------

                         CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------
                                                Proposed Maximum    Proposed Maximum       Amount of
Title of Securities         Amount Being         Offering Price        Aggregate         Registration
Being Registered            Registered             Per Share        Offering Price(2)         Fee
------------------------------------------------------------------------------------------------------------------
Common Stock
Par Value
$.50 per share. .  . . .150,000,000 shares(1)    $   21.94        $   3,291,000,000     $    822,750
----------------------------------------------------------------------------------

(1) Plus such indeterminate number of shares of Common Stock as may be required in the event of an adjustment as a result of an increase in the number of issued shares of Common Stock resulting from certain stock dividends or a reclassification of the Common Stock. This registration statement is also deemed to relate to 1,815,130 shares previously registered on, and being carried forward from, Form S-8 (No. 333-61983) in connection with the 1998 Stock Option Plan and 1998 Incentive Stock Plan with respect to which a registration fee of $16,064 has been paid.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and 457(h)(i). The proposed maximum aggregate offering price is based upon the average of the high and low prices of the common stock on the New York Stock Exchange as reported in the consolidated transaction reporting system on May 1, 2001.

     In  accordance  with  Rule  429,  the  Prospectus  which  relates  to  this
registration   statement  is  a  combined   Prospectus  which  also  relates  to
Registration Statement No. 33-30815, No. 33-58193 and 333-61983.

                              EXPLANATORY STATEMENT

     A total of 8,000,000 shares of the Common Stock, par value $.50 per share, of the registrant, Corning Incorporated, a New York corporation (the "Company"), were registered pursuant to a Registration Statement on Form S-8, File No. 333-61983, to be issued in connection with the Company's 1998 Stock Option Plan and 1998 Incentive Stock Plan (the "1998 Plans"). Of such shares, options covering 1,815,130 with respect to which a registration fee of $16,064 has been paid, have not been granted under the 1998 Plans and, pursuant to Instruction E to Form S-8, such shares are carried forward to, and deemed covered by, the Registration Statement on Form S-8 filed on or about the date hereof in connection with the Company's 2000 Stock Option Plan and its 2000 Incentive Stock Plan.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

     The following documents filed with the Securities and Exchange Commission (the "Commission") (File No. 1-3247) are incorporated herein by reference:

          1. The Annual Report on Form 10-K for the fiscal year ended December 31, 2000, of Corning Incorporated ("Corning" or the "Company").

          2. All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 2000, consisting of the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2001, Current Reports on Form 8-K filed January 25, 2001, March 19, 2001, April 18, 2001 and April 26, 2001,
               respectively, and Current Report on Form 8-K/A filed February 23, 2001.

          3. The Registration Statement on Form 8-A filed by the Company on July 11, 1996 which contains a description of the Company's Preferred Share Purchase Rights Plan.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective Amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.  Description of Securities

         Not Applicable

Item 5.  Interests of Named Experts and Counsel

         Not Applicable

Item 6.  Indemnification of Directors and Officers

     Under the New York Business Corporation Law ("NYBCL"), a corporation may indemnify its directors and officers made, or threatened to be made, a party to any action or proceeding, except for stockholder derivative suits, if such director or officer acted in good faith, for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to, the best interests of the corporation, and, in criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. In the case of stockholder derivative suits, the corporation may indemnify a director or officer if he or she acted in good faith for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to the best interests of the corporation, except that no indemnification may be made in respect of (i) a threatened action, or a pending action which is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which such person has been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

     Any person who has been successful on the merits or otherwise in the defense of a civil or criminal action or proceeding will be entitled to indemnification. Except as provided in the preceding sentence, unless ordered by a court pursuant to the NYBCL, any indemnification under the NYBCL pursuant to the above paragraph may be made only if authorized in the specific case and after a finding that the director or officer met the requisite standard of conduct by (i) the disinterested directors if a quorum is available, (ii) the board upon the written opinion of independent legal counsel or (iii) the stockholders.

     The indemnification described above under the NYBCL is not exclusive of other indemnification rights to which a director or officer may be entitled, whether contained in the certificate of incorporation or by-laws or when authorized by (i) such certificate of incorporation or by-laws, (ii) a resolution of stockholders, (iii) a resolution of directors or (iv) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

     The  foregoing  statement  is  qualified  in its  entirety by  reference to
Section 715, 717 and 721 through 725 of the NYBCL.

     Article VIII of the registrant's By-Laws provides that the registrant shall indemnify each director and officer against all costs and expenses actually and reasonably incurred by him in connection with the defense of any claim, action, suit or proceeding against him by reason of his being or having been a director or officer of the registrant to the full extent permitted by, and consistent with, the NYBCL.

     The directors and officers of the registrant are covered by insurance policies indemnifying them against certain liabilities, including certain liabilities under the Securities Act, which might be incurred by them in such capacities.

Item 7.  Exemption From Registration Claimed

         Not Applicable

Item 8.  List of Exhibits

 5.1     Opinion of Counsel.

23.1     Consent of Counsel (included in Exhibit 5.1).

23.2     Consent of PricewaterhouseCoopers LLP.

23.3     Consent of PricewaterhouseCoopers SpA

24.1     Powers of Attorney.

Item 9.  Undertakings

(a) The undersigned registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                    (ii) To  reflect  in the  prospectus  any  facts  or  events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

                                      11-2

                    (iii)To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     Provided, however, that paragraphs (a)(l)(i) and (a)(l)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by
Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Corning Incorporated, a New York corporation, certifies that it has reasonable grounds to believe it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Corning, State of New York, on the 8th day of May, 2001.


                                 CORNING INCORPORATED  (Registrant)


                                 By     /S/  WILLIAM D. EGGERS
                                 ----------------------------------------------
                                 William D. Eggers, Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on May 8, 2001 by the following persons in the capacities indicated:

         Signature                         Capacity
         ---------                         --------

     /S/  JOHN W. LOOSE                    President, Chief Executive
------------------------------             Officer and Director
         (John W. Loose)                   (Principal Executive Officer)


      /S/  JAMES B. FLAWS                  Executive Vice President, Chief
------------------------------             Financial Officer and Director
         (James B. Flaws)                  (Principal Financial Officer)


    /S/  KATHERINE A . ASBECK              Senior Vice President and Controller,
------------------------------             (Principal Accounting Officer)
         (Katherine A. Asbeck)

                   *                       Chairman of the Board
------------------------------
         (Roger G. Ackerman)

               *                           Director
------------------------------
         (John Seely Brown)

               *                           Director
------------------------------
         (John H. Foster)

               *                           Director
------------------------------
         (Gordon Gund)

               *                           Director
------------------------------
         (John M. Hennessy)

               *                           Director
------------------------------
         (James R. Houghton)

               *                           Director
------------------------------
         (James J. O'Connor)

               *                           Director
------------------------------
      (Catherine A. Rein)

               *                           Director
------------------------------
      (Deborah D. Rieman)

         Signature                         Capacity
         ---------                         --------


            *                              Director
-----------------------------
     (H. Onno Ruding)

            *                              Director
-----------------------------
  (William D. Smithburg)

            *                              Director
-----------------------------
    (Peter F.Volanakis)

            *                              Director
-----------------------------
     (Wendell P. Weeks)




*By /S/  WILLIAM D. EGGERS
    -----------------------------
     (William D. Eggers)
      Attorney-in-fact

                                  EXHIBIT INDEX


Exhibit                                                            Page
Number         Description                                         Number
-------        -----------                                         ------

 5.1          Opinion of Counsel
23.1          Consent of Counsel (included in Exhibit 5.1)
23.2          Consent of PricewaterhouseCoopers LLP
23.3          Consent of PricewaterhouseCoopers SpA
24.1          Powers of Attorney


                                      11-6

                                                                   EXHIBIT 5.1
                                                   May 7, 2001

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Dear Sirs:

          I am Senior Vice President and General Counsel of Corning Incorporated (the "Company") and am familiar with the preparation and filing of a Registration Statement on Form S-8 (the Registration Statement") under the Securities Act of 1933, as amended, with respect to an aggregate of 151,815,130 shares of Corning's Common Stock, $.50 par value, (which includes 1,815,130 shares registered but not issued in connection with the Company's 1998 Stock Option Plan and 1998 Incentive Stock Plan, which shares are carried forward to and deemed covered by the Registration Statement) which may be issued or sold by the Company pursuant to its 2000 Stock Option Plan and 2000 Incentive Stock Plan (the "Plans") described in the Registration Statement.

          In this connection, I have examined the originals, or copies certified to my satisfaction, of such corporate records of the Company, certificates of public officials and officers of the Company, and other documents as I deemed pertinent as a basis for the opinions hereinafter expressed.

          Based  upon  the   foregoing,   and  having   regard  for  such  legal
     considerations as I have deemed relevant, I am of the opinion that:

          1. The Company is a corporation duly incorporated and validly existing under the laws of the State of New York.

          2. The shares of the Company's Common Stock to be sold by the Company pursuant to the Plans, when issued or sold in accordance with the Plans, will be duly authorized, validly issued, fully paid and non-assessable.

          3. The Plans are not subject to the provisions of the Employee Retirement Income Security Act of 1974.

          I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement referred to above and further consent to the use of my name in "Interests of Named Experts and Counsel" in the Registration Statement.

                                                    Very truly yours,

                                                    /S/  WILLIAM D. EGGERS

                                                                  EXHIBIT 23.2

                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 24, 2001, relating to the financial statements and financial statement schedule, which appears in Corning Incorporated's Annual Report on Form 10-K for the year ended December 31, 2001.




PricewaterhouseCoopers LLP
New York, New York

May 3, 2001

                                                                  EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated November 15, 2000, appearing in the Current Report on Form 8-K/A of Corning Incorporated filed on February 23, 2001.




PricewaterhouseCoopers SpA
Milan, Italy

May 3, 2001

                                                                  EXHIBIT 24.1

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to the 2000 Employee Equity
Participation Program comprised of the 2000 Stock Option Plan and the 2000 Incentive Stock Option Plan plus shares of its Common Stock available for option or grant shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1998 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.



                                            /S/ ROGER G. ACKERMAN
                                            -----------------------------------
                                            Roger G. Ackerman

                                                                  EXHIBIT 24.1

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to the 2000 Employee Equity
Participation Program comprised of the 2000 Stock Option Plan and the 2000 Incentive Stock Option Plan plus shares of its Common Stock available for option or grant shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1998 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.



                                            /S/      JOHN W. LOOSE
                                            -----------------------------------
                                            John W. Loose

                                                                  EXHIBIT 24.1
                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to the 2000 Employee Equity
Participation Program comprised of the 2000 Stock Option Plan and the 2000 Incentive Stock Option Plan plus shares of its Common Stock available for option or grant shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1998 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.



                                           /S/      JOHN SEELY BROWN
                                           --------------------------
                                           John Seely Brown

                                                                  EXHIBIT 24.1
                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to the 2000 Employee Equity
Participation Program comprised of the 2000 Stock Option Plan and the 2000 Incentive Stock Option Plan plus shares of its Common Stock available for option or grant shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1998 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.



                                            /S/      JAMES B. FLAWS
                                            -----------------------------------
                                            James B. Flaws

                                                                  EXHIBIT 24.1

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to the 2000 Employee Equity
Participation Program comprised of the 2000 Stock Option Plan and the 2000 Incentive Stock Option Plan plus shares of its Common Stock available for option or grant shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1998 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.



                                            /S/      JOHN H. FOSTER
                                            -----------------------------------
                                            John H. Foster

                                                                  EXHIBIT 24.1

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to the 2000 Employee Equity
Participation Program comprised of the 2000 Stock Option Plan and the 2000 Incentive Stock Option Plan plus shares of its Common Stock available for option or grant shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1998 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.



                                            /S/      GORDON GUND
                                            -----------------------------------
                                            Gordon Gund

                                                                  EXHIBIT 24.1

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to the 2000 Employee Equity
Participation Program comprised of the 2000 Stock Option Plan and the 2000 Incentive Stock Option Plan plus shares of its Common Stock available for option or grant shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1998 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.



                                                     /S/      JOHN M. HENNESSY
                                                     --------------------------
                                                     John M. Hennessy

                                                                  EXHIBIT 24.1

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to the 2000 Employee Equity
Participation Program comprised of the 2000 Stock Option Plan and the 2000 Incentive Stock Option Plan plus shares of its Common Stock available for option or grant shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1998 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.


                                                     /S/      JAMES R. HOUGHTON
                                                     --------------------------
                                                     James R. Houghton

                                                                  EXHIBIT 24.1

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to the 2000 Employee Equity
Participation Program comprised of the 2000 Stock Option Plan and the 2000 Incentive Stock Option Plan plus shares of its Common Stock available for option or grant shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1998 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.



                                                     /S/      JAMES J. O'CONNOR
                                                     --------------------------
                                                     James J. O'Connor

                                                                  EXHIBIT 24.1

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to the 2000 Employee Equity
Participation Program comprised of the 2000 Stock Option Plan and the 2000 Incentive Stock Option Plan plus shares of its Common Stock available for option or grant shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1998 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.



                                                     /S/      CATHERINE A. REIN
                                                     --------------------------
                                                     Catherine A. Rein

                                                                  EXHIBIT 24.1

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to the 2000 Employee Equity
Participation Program comprised of the 2000 Stock Option Plan and the 2000 Incentive Stock Option Plan plus shares of its Common Stock available for option or grant shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1998 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.



                                                     /S/      DEBORAH D. RIEMAN
                                                     --------------------------
                                                     Deborah D. Rieman

                                                                  EXHIBIT 24.1

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to the 2000 Employee Equity
Participation Program comprised of the 2000 Stock Option Plan and the 2000 Incentive Stock Option Plan plus shares of its Common Stock available for option or grant shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1998 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.



                                            /S/      H. ONNO RUDING
                                            -----------------------------------
                                            H. Onno Ruding

                                                                  EXHIBIT 24.1

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to the 2000 Employee Equity
Participation Program comprised of the 2000 Stock Option Plan and the 2000 Incentive Stock Option Plan plus shares of its Common Stock available for option or grant shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1998 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.



                                            /S/      WILLIAM D. SMITHBURG
                                            -----------------------------------
                                            William D. Smithburg

                                                                  EXHIBIT 24.1

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to the 2000 Employee Equity
Participation Program comprised of the 2000 Stock Option Plan and the 2000 Incentive Stock Option Plan plus shares of its Common Stock available for option or grant shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1998 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.



                                            /S/      PETER F. VOLANKIS
                                            -----------------------------------
                                            Peter F. Volanakis

                                                                  EXHIBIT 24.1

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of its Common Stock to be offered and sold by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to the 2000 Employee Equity
Participation Program comprised of the 2000 Stock Option Plan and the 2000 Incentive Stock Option Plan plus shares of its Common Stock available for option or grant shares from expired or terminated options, shares not earned or forfeited and shares withheld for the payment of taxes under its 1998 Employee Equity Participation Program, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.



                                            /S/      WENDELL P. WEEKS
                                            -----------------------------------
                                            Wendell P. Weeks